SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14A OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED
[X] Definitive Proxy Statement                BY RULE 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material under ss.240.14a-12

                               FASTNET CORPORATION
--------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

FASTNET CORPORATION

     NOTICE OF ANNUAL MEETING

            OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 21, 2002

                NOTICE OF 2002 ANNUAL MEETING AND PROXY STATEMENT



                              [FASTNET LOGO HERE]





                                                              April 30, 2002

Dear Shareholder,

         On behalf of the Board of Directors and management of FASTNET Corporation, I cordially invite you to attend the Company's 2002 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m., local time, on Friday, June 21, 2002, at the Holiday Inn at Routes 22 and 512, Bethlehem, Pennsylvania 18017, in the Jefferson Room.

         Important information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. After careful consideration, our Board of Directors has unanimously approved the proposal to elect six directors described in the Proxy Statement and recommends that you vote FOR each of the six directors nominated by the Board of Directors as identified in the Proxy Statement.

         I encourage you to attend the Annual Meeting in person. Whether you do so, however, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save FASTNET additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the Annual Meeting even if you have previously returned the proxy card.

         Thank you for your attention to this important matter.

                                           Sincerely,


                                           /s/  Stephen A. Hurly
                                           -------------------------------------

                                           STEPHEN A. HURLY
                                           Chief Executive Officer and President

                               FASTNET CORPORATION
                          Two Courtney Place, Suite 130
                              3864 Courtney Street
                          Bethlehem, Pennsylvania 18017

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 21, 2002

         Notice is hereby given that the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of FASTNET Corporation (the "Company"), a Pennsylvania corporation, will be held at the Holiday Inn at Routes 22 and 512, Bethlehem, Pennsylvania 18017, in the Jefferson Room, on Friday, June 21, 2002, at 10:00 a.m., local time.

         A Proxy Statement and a proxy card for the Annual Meeting are enclosed.

         The Annual Meeting is for the following purposes:

         1. To elect six directors each to hold office for a one-year term until their successors are elected; and

         2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date to which the Annual Meeting may be adjourned or postponed. Only shareholders of record at the close of business on April 29, 2002, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any shareholder for any purpose germane to the Annual Meeting.

         You are requested to complete, sign and date the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the postage prepaid envelope provided. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                             By Order of the Board of Directors,


                                             /s/  Stanley F. Bielicki
                                             -----------------------------------
                                                  STANLEY F. BIELICKI
                                                  Secretary
Bethlehem, Pennsylvania
April 30, 2002

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               FASTNET CORPORATION
                          Two Courtney Place, Suite 130
                              3864 Courtney Street
                          Bethlehem, Pennsylvania 18017

                                 PROXY STATEMENT

                       2002 ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of FASTNET Corporation (the "Company") of proxies for use at the 2002 Annual Meeting of Shareholders of the Company to be held on Friday, June 21, 2002 (the "Annual Meeting"), and at any adjournments thereof. Action will be taken at the Annual Meeting regarding the election of the members of the Board and such other business as may properly come before the Annual Meeting and any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report for 2001 will first be sent to the Company's shareholders on or about May 10, 2002.

VOTING RIGHTS AND PROXY INFORMATION

         Only the holders of the Company's Common Stock, no par value per share (the "Common Shares"), and holders of the Company's Series A Convertible Preferred Stock, no par value per share (the "Series A Preferred Shares," and together with the Common Shares, the "Shares"), of record at the close of business on April 29, 2002, are entitled to vote at the Annual Meeting. On that date, there were 25,530,985 Common Shares and 3,406,293 Series A Preferred Shares outstanding, for a total number of 28,937,278 Shares entitled to be voted at the Annual Meeting. The presence at the Annual Meeting of a majority, or 14,468,640 Shares, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each holder of Shares entitled to vote will have the right to one vote for each Share outstanding in his or her name on the books of the Company.

         The Shares represented by each properly executed proxy card will be voted in the manner specified by the shareholder. If instructions to the contrary are not given, such Shares will be voted FOR election to the Board of the six nominees listed herein. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

         In the election of directors, a shareholder may either vote for all nominees for election or withhold his or her vote from one or more nominees for election. Votes that are withheld for the election of directors will not be included in determining the number of votes cast.

         Execution of the accompanying proxy card will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy has the right to revoke the proxy by giving written notice of revocation to the Secretary of the Company at any time before the proxy is voted. Under the Pennsylvania Business Corporation Law, if a shareholder (including a nominee, broker or other record owner) records the fact of abstention or fails to vote (including broker non-votes) either in person or by proxy, such action is not considered a vote cast and will have no effect on the election of the directors, but will be considered present for purposes of determining a quorum.

         The Company's transfer agent will tabulate affirmative and negative votes cast in person at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of Shares present and voting for quorum purposes, and each is tabulated separately. Directors will be elected by a plurality of the votes cast.

                   PROPOSAL NO. 1 - ELECTION OF SIX DIRECTORS

         The Board currently consists of eight members, each of whom is elected each year to hold office for a one-year term and until his successor is duly elected and qualified, except in the event of death, resignation or removal. Pursuant to the Company's Amended and Restated Articles of Incorporation, the holders of the Common Shares and the Series A Preferred Shares are entitled to vote for and elect six directors, and the holders of the Series A Preferred Shares, voting as a separate class, are entitled to vote for and elect two additional directors. Prior to the Annual Meeting, pursuant to a unanimous written consent, the holders of the Series A Preferred Shares elected Messrs. Bruce H. Luehrs and Britton Murdoch as members of the Board.

         Subject to shareholder approval, six directors will be elected at the Annual Meeting. Messrs. Stephen A. Hurly, Sonny C. Hunt, Douglas L. Michels, R. Barry Borden, Alan S. Kessman and Avraham Freedman, each of whom is a current director of the Company, have been nominated by the Board for election as directors of the Company at the Annual Meeting. Shares represented by properly executed proxy cards in the accompanying form will be voted for such nominees in the absence of instructions to the contrary. The nominees have consented to be named and serve if elected. The Company does not know of anything that would preclude the nominees from serving if elected. If, for any reason, a nominee should become unable or unwilling to stand for election as a director, either the Shares represented by all proxies authorizing votes for such nominee will be voted for the election of such other person as the Board may recommend or the number of directors to be elected at the Annual Meeting will be reduced accordingly.

         Set forth below is certain biographical information concerning the nominees for election as directors:

         STEPHEN A. HURLY, 34, has served as a member of the Board since January 2001 and as the Chief Executive Officer (CEO) and President of the Company since mid-December 2000. Prior to joining the Company, Mr. Hurly spent two and a half years as a Vice-President in the Global Technology practice with Chase H&Q, a division of Chase Securities, Inc., in San Francisco. With Chase H&Q, Mr. Hurly specialized in mergers and acquisitions, as well as private and public financings of technology companies. From January 1998 to August 1998, Mr. Hurly worked at Wasserstein Perella, a Global Mergers and Acquisitions Investment Bank in New York City. From August 1997 to January 1998, Mr. Hurly worked at UBS Securities in New York City as a member of its Global Corporate Finance Group. Mr. Hurly holds a B.S. degree in Engineering from Swarthmore College and MBA from the University of Chicago.

         SONNY C. HUNT, 41, has served as a member of the Board since May 1994 and as President of the Company from May 1994 through mid-December 2000. Mr. Hunt's current position with the Company is Executive Vice President Key Accounts. Mr. Hunt co-founded the Company together with Mr. David K. Van Allen in May 1994. Mr. Hunt attended George Mason University and has completed advanced courses in computer programming.

         DOUGLAS L. MICHELS, 48, has served as a member of the Board since October 1998 and is a member of the Compensation Committee of the Board. Since May 2001, Mr. Michels has been the CEO, President and member of the board of directors of Tarantella Inc. (NASDAQ:TTLA), a provider of web-enabling software technologies and Internet-related products. Prior to Tarantella, Mr. Michels had been CEO of SCO Inc., the predecessor of Tarantella, which he co-founded in 1979, and a member of SCO's board of directors. During his tenure at SCO, Mr. Michels also held the positions of Executive Vice President, responsible for marketing and development, and Chief Technology Officer. Mr. Michels graduated with honors from the University of California at Santa Cruz, with a B.S. in Computer and Information Science.

         R. BARRY BORDEN, 62, has served as a member of the Board since January 2000 and is a member of the Compensation and Audit Committees of the Board. He currently serves as Chairman and CEO of Ozro, Inc. of Boston, Massachusetts, a supplier of enterprise software, and is also President of LMA Group, a management consulting firm he founded in 1984. From August 1997 until January 2001, he served as President of Broadbeam Corporation of Princeton, New Jersey, a supplier of software for wireless data communications. Mr. Borden also serves on the board of directors of Sedona Corporation, a supplier of CRM software for financial institutions, and AM Communications, a provider of technology for managing and monitoring of broadband systems. Mr. Borden has served in senior management positions of Delta Data Systems, Franklin Computer Corporation, Cricket Software and Mergent International. Mr. Borden holds a B.S. in Electrical Engineering from the University of Pennsylvania.

         AVRAHAM FREEDMAN, 32, has served as a member of the Board since April 2002, at which time he also became chief network architect at the Company. Mr. Freedman founded Netaxs, Inc., Philadelphia's first Internet Service Provider
(ISP), in 1992 and served as its Chief Technology Officer until April 2002, when Netaxs was acquired by the Company. Mr. Freedman also contributes articles to Boardwatch, a technology and business publication for ISPs, and is working on a book on Internet routing. Mr. Freedman also serves as vice president and chief network architect for Akamai Technologies, Inc., a provider of secure, outsourced e-business infrastructure services and software, where he oversees the growth and management of Akamai's globally distributed network through his leadership of the Network Infrastructure and Architecture group, which establishes relationships with networks and ISPs worldwide and manages capacity planning, architecture, and internal training on networking issues. Mr. Freedman also served as vice president of engineering at AboveNet in 1998 and 1999, where he led the architecture, implementation, and operation of AboveNet's ISXs and the AboveNet global IP network. Mr. Freedman studied computer science at Temple University.

         ALAN S. KESSMAN, 55, has served as a member of the Board since January 2000 and is a member of the Compensation and Audit Committees of the Board. Mr. Kessman has been a partner in PS Capital LLC, an investment management advisory partnership, since October 1998, and has served as CEO and a director of Vion Pharmaceuticals, Inc., a company focused on cancer research, since January 1999. >From August 1983 to June 1998, Mr. Kessman served as CEO and President of Executone Information Systems, Inc., a company that designed, manufactured and supported voice processing and healthcare communications systems and offered voice, data and video network services. Mr. Kessman holds a B.S. in Business Administration from Lehigh University and is a certified public accountant.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF MESSRS. STEPHEN A. HURLY, SONNY C. HUNT, DOUGLAS L. MICHELS, R. BARRY BORDEN, AVRAHAM FREEDMAN AND ALAN S. KESSMAN.

DIRECTORS ELECTED BY HOLDERS OF SERIES A PREFERRED SHARES

         Set forth below is certain biographical information concerning the directors previously elected to the Board by a separate class vote of the holders of the Series A Preferred Shares pursuant to a unanimous written consent executed prior to the Annual Meeting:

         BRUCE H. LUEHRS, 48, has served as a member of the Board since September 2001 and is a member of the Compensation Committee. Mr. Luehrs has been a General Partner at Edison Venture Fund since 1997. Mr. Luehrs is a director of Fiberlink, a provider of customized managed secure remote access solutions, InnaPhase, an enterprise solutions software technology company in the early drug development field, Incurrent Solutions, a provider of web and wireless customer self-service solutions for the payment card industry, and CorrectNet, an enterprise software solutions provider, and is a board observer of V-Span, a video-oriented collaboration and conferencing services provider. In 1996 and 1997, Mr. Luehrs established Penn Valley Capital, a merchant bank focused on the telecommunications industry. During 1995 and 1996, Mr. Luehrs was Vice President with Columbia Capital, a merchant bank specializing in telecommunications. From 1990 to 1992, Mr. Luehrs served as Vice President at PNC Equity Management where he directed a specialization in financing wireless telecommunications. From 1984 to 1990, Mr. Luehrs developed a lending and investment practice for Fidelity Bank to serve emerging growth companies in the Delaware Valley. Mr. Luehrs established a specialized lending unit to provide senior debt in conjunction with subordinated debt and institutional equity services. In 1988, Mr. Luehrs secured a SBIC license for Fidelity Bank and served as the first President of the SBIC unit. Mr. Luehrs was commissioned as an officer in the United States Air Force in 1975. He is Chairman of the Greater Philadelphia Venture Group. Mr. Luehrs received a MBA from Northwestern University following graduation from Duke University with a B.A. in Economics, SUMMA CUM LAUDE.

         BRITTON MURDOCH, 44, has served as a member of the Board since September 2001 and is a member of the Audit Committee. Mr. Murdoch is Managing Director of Strattech Partners, LLC, a business consulting and venture capital firm, which he founded in 2000. From 1997 to 1998, Mr. Murdoch was Chief Financial Officer for Internet Capital Group (NASDAQ: ICGE), a Internet company actively engaged in business-to-business e-commerce through a network of partner companies. Mr. Murdoch was Chief Financial Officer for Airgas, Inc. (NYSE: ARG) from May 1990 to September 1996, and served as Vice President, Corporate Development of Airgas, from September 1996 to May 1997. Mr. Murdoch currently serves on the board of directors of Founders' Bank, ProCaveo, Inc. (formerly EcomXML), TeleSpectrum Worldwide, Inc., and Fiberlink, Inc.

OTHER MATTERS

         As of the date of this Proxy Statement, the management of the Company knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying proxy card will vote on such business in accordance with their best judgment.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL
OWNERS

         The following table contains information as of April 29, 2002, relating to the beneficial ownership of Shares by each of the members of the Board, the CEO, each of the four other most highly compensated executive officers of the Company, members of the Board and the Company's officers as a group, and the holders of 5% or more of the total Common Shares and of the Series A Preferred Shares outstanding, based in each case on information furnished to the Company. As of April 29, 2002, there were 25,530,985 Common Shares and 3,406,293 Series A Preferred Shares outstanding.

         Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all Shares held by them. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (the "SEC"). In presenting the number of Shares beneficially owned by a person or entity and the percentage ownership of that person or entity, Shares subject to options or warrants owned by such person or entity that are currently exercisable or exercisable within 60 days of April 29, 2002, are deemed outstanding; provided that such Shares are not deemed outstanding for the purpose of computing the percentage of ownership of any other person. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his spouse) with respect to the Shares set forth in the following table:

                         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                               COMMON STOCK          SERIES A CONVERTIBLE
                                                                       PREFERRED STOCK
                                        --------------------------  --------------------------

NAME                                     SHARES(1)      PERCENT       SHARES       PERCENT
--------------------------------------  ------------  ------------  ------------  ------------

5% SHAREHOLDERS

H&Q You Tools Investment
    Holding, L.P......................  4,226,062          15.84%           ---           ---
   One Bush Street
   San Francisco, California 94104

Cybertech Wireless, Inc...............  2,000,000           7.83%           ---           ---
   1555 East Henrietta Road
   Rochester, New York 14623

David K. Van Allen....................  2,825,000(2)       11.06%           ---           ---
   c/o Fastnet Corporation
   Two Courtney Place, Suite 130
   3864 Courtney Street
   Bethlehem, Pennsylvania 18017

Edison Venture Fund IV, L.P...........    600,000           2.35%     2,747,253        80.65%
   1009 Lenox Drive, Suite # 4
   Lawrenceville, New Jersey 08648

Strattech Partners I, L.P.............        ---               *       549,451        16.13%
   3 Radnor Corporate Center, Suite
304
   100 Matsonford Road
   Radnor, Pennsylvania  19087

EXECUTIVE OFFICERS
AND DIRECTORS

Stephen A. Hurly..................      1,129,000           4.42%           ---           ---
Sonny C. Hunt.....................      2,131,000(3)        8.34%           ---           ---
Avraham Freedman..................      1,313,842           5.15%           ---           ---
Stanley F. Bielicki...............        321,000           1.25%           ---           ---
Michael McClane...................        168,238           0.48%           ---           ---
Phillip L. Weller.................        336,500           0.66%           ---           ---
Douglas L. Michels................        201,836           0.79%           ---           ---
R. Barry Borden...................         61,836           0.24%           ---           ---
Alan S. Kessman(4)................        105,168           0.41%           ---           ---

                                             4


Bruce H. Luehrs ..................            ---               *           ---           ---
Britton Murdoch ..................            ---               *           ---           ---
All directors and executive
officers as a group (11 persons)..      5,768,420          21.93%           ---           ---

----------------------------
(1) Includes the following Common Shares that directors, executive officers and 5% shareholders have the right to acquire within 60 days of April 29, 2002, through the exercise of vested options or warrants: (a) H&Q You Tools Investment
- 1,150,000 (warrants); (b) Mr. Hurly - 6,000 (options); (c) Mr. Hunt - 6,000
(options); (d) Mr. Bielicki - 210,000 (options); (e) Mr. McClane - 123,000 (options); (f) Mr. Weller - 150,000 (options); (g) Mr. Michels - 151,836 (options); (h) Mr. Borden - 51,836 (options); (i) Mr. Kessman - 75,168 (options); and (g) all directors and executive officers as a group - 773,840 (options).
(2) Includes 100,000 Common Shares held by Mr. Van Allen's spouse.
(3) Includes 200,000 Common Shares held by Mr. Hunt's spouse.
(4) Includes options to purchase 42,500 Common Shares granted to Mr. Kessman pursuant to the Company's Amended and Restated Equity Compensation Plan, which were then transferred by Mr. Kessman to PS Capital LLC, of which Mr. Kessman is a partner.

EXECUTIVE OFFICERS

         The Board elects executive officers annually at its first meeting following the Annual Meeting. Information regarding Messrs. Hurly and Hunt is furnished in the section entitled "Proposal No. 1 - Election of Six Directors" set forth above. Certain information about the Company's other executive officers is provided as follows:

         STANLEY F. BIELICKI, 56, has served as Chief Financial Officer of the Company since February 1997. From March 1984 until February 1997, Mr. Bielicki maintained a private practice as a financial advisor, specializing in small and medium-sized businesses. From 1994 to 1997, Mr. Bielicki acted as the Company's public accountant. Mr. Bielicki is a certified public accountant, licensed in the Commonwealth of Pennsylvania and holds a B.S. in microbiology from Ohio State University and a M.B.A. from Southern Illinois University.

         PHILLIP L. WELLER, 41, has served as chief technology officer of the Company since November 1999. Mr. Weller previously served as executive vice president of engineering of the Company from November 1996 until November 1999. >From June 1991 until November 1996, Mr. Weller was a project manager and senior developer with AT&T Microelectronics/Lucent Technologies, where he participated in the development of new and modern message handling systems. From June 1980 until June 1991, Mr. Weller was a circuit designer with AT&T Bell Laboratories, a developer of voice, data and video telecommunications, in its Very Large Scale Integration division. Mr. Weller holds an A.A.S. in electronics technology from Lehigh County Community College, a B.S. in computer science from Moravian College and a M.S. in engineering science from Pennsylvania State University.

         MICHAEL J. MCCLANE, 33, has served as the Company's vice president of finance and accounting since July 2001. From August 2000 until July 2001, Mr. McClane served as the Company's director of finance and accounting and as controller from August 1999 until August 2000. Prior to joining the Company, Mr. McClane spent five years with Arthur Andersen LLP in the enterprise auditing and consulting group in both Orange County, California, and Philadelphia, Pennsylvania. With Arthur Andersen LLP, Mr. McClane assisted high growth companies in mergers and acquisitions, public and private financings attest services and strategic business consulting. Mr. McClane is a certified public accountant licensed in the Commonwealth of Pennsylvania and holds a B.A. in Economics with concentrations in Finance and Accounting from the University of California, Santa Barbara.

         Our executive officers serve at the discretion of the Board. There are no family relationships among our directors and officers.

BOARD AND COMMITTEE MEETINGS

         The Board held 10 meetings in 2001. Each director attended at least 75% of the aggregate of the fiscal year 2001 meetings of the Board and of the Board committee or committees on which each director served during the year. Standing committees of the Board are the Audit Committee and the Compensation Committee.

         During the fiscal year ended December 31, 2001, the Audit Committee held 7 meetings. The principal functions of the Audit Committee are as follows:
(i) to recommend the firm to be appointed as independent public accountants to audit the Company's financial statements and review with management and the Company's independent public accountants the scope and results of the various audits conducted during the year; (ii) to discuss with management and the Company's independent public accountants the Company's annual financial statements; (iii) to review fees paid to, and the scope of services provided by, the Company's independent public accountants; and (iv) to perform such other related duties and functions as are deemed appropriate by the Audit Committee and the Board. The Audit Committee has considered the extent and scope of non-audit services provided to the Company by its outside accountants and has determined that such services are compatible with maintaining the independence of the outside accountants. Members of the Audit Committee are presently Messrs. Kessman, Borden and Murdoch, each of whom is a non-employee director. Mr. Murdoch, who was appointed to the Board on September 5, 2001 by the holders of the Company's Series A Preferred Shares, replaced David J. Farber who resigned from the Board on September 3, 2001.

         The Compensation Committee held 3 meetings during 2001. The principal function of the Compensation Committee is to administer the Company's stock option plans, including the review and approval of stock option grants. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administering various incentive compensation and benefit plans. The Compensation Committee presently consists of Messrs. Michels, Kessman, Borden and Luehrs, each of whom is a non-employee director. Mr. Luehrs became a member of the Compensation Committee on September 5, 2001, when he was appointed to the Board by the holders of the Company's Series A Preferred Shares. No interlocking relationship existed between any member of Compensation Committee and any member of any other company's board of directors or compensation committee during the fiscal year ended December 31, 2001.

         The Board does not have a nominating committee.

         DIRECTOR COMPENSATION

         The Company reimburses each member of the Board for out-of-pocket expenses incurred in connection with attending Board meetings. No member of the Board currently receives any additional cash compensation for serving on the Board. On June 22, 2001, the Company granted options to purchase 6,000 Common Shares to each of Messrs. Hurly, Michels, Hunt, Kessman and Borden and to Messrs. Van Allen and Farber, each a former director. These options will vest at a rate of 25% each quarterly period from the date of grant, have an exercise price of $0.85 per Common Share and will expire on June 22, 2011.

         EXECUTIVE COMPENSATION

         The table below summarizes information concerning the compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal years ended December 31, 1999, 2000 and 2001 by the
Company's:

         -        Chief Executive Officer; and
         - four most highly compensated executive officers whose salary and bonus for that fiscal year exceeded $100,000.

         Other than the compensation described in the table below, the Company did not pay any executive officer named in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of either $50,000 or 10% of the total of his salary and bonus during the fiscal years ended December 31, 1999, 2000 and 2001.

                                               SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                        ANNUAL COMPENSATION            COMPENSATION
                                                   --------------------------------------------------------
                                                                         OTHER ANNUAL       SECURITIES        ALL OTHER
                                                     SALARY      BONUS   COMPENSATION   UNDERLYING OPTIONS  COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR        ($)        ($)       ($)(2)             (#)             ($)(3)
---------------------------------------   -------  ----------- --------- ------------- -------------------- -------------
Stephen A. Hurly                          2001      140,385      50,000         -----                6,000        63,632
CHIEF EXECUTIVE OFFICER AND PRESIDENT     2000        5,769(1)    -----         -----                -----         -----

Sonny C. Hunt                             2001      114,231       -----         -----                6,000         -----
EXECUTIVE VICE PRESIDENT - KEY ACCOUNTS   2000      142,117       -----        65,899                -----         -----
                                          1999      150,000       -----         -----                -----         -----

                                                                6


Stanley F. Bielicki                       2001      132,308      12,500                             40,000         -----
CHIEF FINANCIAL OFFICER                   2000      167,186     100,000         -----              235,000         -----
                                          1999      111,424      33,576         -----              100,000         -----

Phillip L. Weller                         2001      119,231      12,500         -----              200,000         -----
CHIEF TECHNOLOGY OFFICER                  2000      125,000     100,000         -----                -----         -----
                                          1999      125,000       -----         -----              100,000         -----

Michael McClane                           2001       97,039      70,500         -----                -----        15,000
VICE PRESIDENT OF FINANCE                 2000       91,135      60,000         -----              210,000         -----
                                          1999       32,908       -----         -----               20,000         -----

-----------------------------
(1) This amount represents Mr. Hurly's salary paid for the time he served as the Company's CEO for the latter half of December 2000.
(2) The amount listed as other annual compensation for Mr. Hunt represents notes forgiven by the Board that resulted in compensation for the principal, interest and associated payroll taxes.
(3) The amount listed as all other compensation for: (a) Mr. Hurly represents moving expenses; and (b) Mr. McClane represents forgiveness of loans made by the Company to him.


OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding options granted in the 2001 fiscal year to the executive officers named in the Summary Compensation Table above. Mr. McClane was not granted any options during the 2001 fiscal year. Amounts represent the hypothetical gains that could be achieved from the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date based upon the exercise price.

                                                                         POTENTIAL REALIZABLE
                                           INDIVIDUAL GRANTS            VALUE AT ASSUMED ANNUAL
                                                                         RATES OF STOCK PRICE
                                                                        APPRECIATION FOR OPTION
                        NUMBER OF                                                TERM
                       SECURITIES    PERCENT
                       UNDERLYING    OF TOTAL
                        OPTIONS      OPTIONS    EXERCISE     EXPIRATION
     NAME               GRANTED      GRANTED   PRICE ($/SH)     DATE        5% ($)     10% ($)
--------------------   ----------  ----------  ------------  ----------  ----------  ----------
Stephen A. Hurly           6,000        0.56%         0.85     6/22/11       3,207       8,128
Stanley F. Bielicki       40,000        3.74%         0.89    12/05/11      22,389      56,737
Sonny C. Hunt              6,000        0.56%         0.85     6/22/11       3,207       8,128
Phillip L. Weller        200,000       18.71%         0.75     4/10/11      94,334     239,061

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth information concerning year end option values for the 2001 fiscal year for the executive officers named in the Summary Compensation Table above. The value of the unexercised in-the-money options is calculated by determining the difference between the exercise price of the options and the fair market value of the Common Shares underlying the options, based on the closing price of the Company's Common Shares as reported on the Nasdaq National Market as of December 31, 2001.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                                           OPTIONS AT FISCAL YEAR     IN-THE-MONEY OPTIONS
                                                                   END (#)           AT FISCAL YEAR END ($)
                                                         ------------------------  -------------------------
                             SHARES
                            ACQUIRED          VALUE            EXERCISABLE/               EXERCISABLE/
      NAME               ON EXERCISE (#)   REALIZED ($)       UNEXERCISABLE              UNEXERCISABLE
--------------------    ----------------   ------------  ------------------------  -------------------------
Stephen A. Hurly                      -              -               3,000/3,000                    300/300

                                                                7


Stanley F. Bielicki                   -              -           175,000/200,000                    0/2,400
Sonny C. Hunt                         -              -               3,000/3,000                    300/300
Phillip L. Weller                     -              -           100,000/200,000                   0/40,000
Michael McClane                       -              -           104,250/125,750                        0/0

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's Amended and Restated Equity Compensation Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans.

         COMPENSATION POLICIES FOR EXECUTIVE OFFICERS (INCLUDING THE NAMED EXECUTIVE OFFICERS). The Compensation Committee's executive compensation philosophy is to: (i) provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's short- and long-term performance goals; (ii) motivate key executives to achieve strategic business opportunities and benefits that are comparable to those offered by other companies in the regional Internet service provider industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's short- and long-term success; (iv) align the interests of key executives with the short- and long-term interests of shareholders and the enhancement of shareholder value through the granting of stock options; and
(v) recognize individual contributions as well as overall business results. The Company's objectives include qualitative factors that strengthen the Company's ability to enhance profitable growth over the long-term, such as demonstrated leadership ability, management development, insuring compliance with laws, regulations and Company policies, and anticipating and responding to changing market and economic conditions.

         The compensation of the Company's CEO and other executive officers is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option grants under the Company's Amended and Restated Equity Compensation Plan or any other plan related to the Company's stock.

         The Compensation Committee has determined that base salaries of the Company's executive officers should be set at levels that are competitive with those of executives of comparably-sized companies in the regional ISP industry. In addition, the Compensation Committee believes that it is appropriate to reward performance through a combination of cash bonuses and stock option grants and to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to enhance the Company's short-term financial performance and to enhance profitable growth over the long-term.

         BASE SALARY. Base salaries for each of the Company's executive officers are targeted according to salaries of employees holding similar offices and having similar responsibilities at comparably-sized companies within the regional Internet service provider industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer and change in responsibilities assumed by such executive officer. Salary adjustments are normally determined on an annual basis.

         BONUSES. At the beginning of each year, the Compensation Committee adopts a performance bonus program setting forth strategic goals for the year and a percentage of base salary that will be awarded to the senior management team. All awards are paid in full, in cash, following the year of performance. The Compensation Committee awarded bonuses to Messrs. Hurly, CEO, Bielicki, Chief Financial Officer, McClane, Vice President of Finance, and Weller, Chief Technology Officer, in 2002 based on their respective achievements as employees of the Company.

         STOCK OPTION GRANTS. Stock options are designed to attract and retain executives who can make significant contributions to the Company's success, reward executives for such significant contributions, give executives a long-term incentive to increase shareholder value, and align the interests of the Company's senior executives with those of its shareholders. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in fixing cash bonuses. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options generally have been granted with a 10-year term, with a vesting schedule ranging from quarterly to annual periods and usually not exceeding five years, at an exercise price equal to or above the fair market value of the Common Shares on the grant date.

         EMPLOYMENT CONTRACT AND COMPENSATION OF CEO AND PRESIDENT. Mr. Hurly, the Company's CEO and President, receives competitive compensation and regular benefits in effect for senior executives of the Company. Mr. Hurly and the Company entered into an Employment Agreement, dated December 18, 2000, whereby Mr. Hurly will receive an annual base salary of $150,000 and be eligible for an annual incentive bonus of at least $50,000, as determined by the Company's Compensation Committee and based on the Board's assessment of Mr. Hurly's performance for the year. Under the terms of the December 18, 2000 Employment Agreement, the Company sold through a private placement 1,000,000 Common Shares to Mr. Hurly at a price equal to $0.4375 per Common Share (which was the market price as of that date). In order to effect the sale of these 1,000,000 Common Shares to Mr. Hurly, the Company also loaned Mr. Hurly a principal amount of $437,500 with interest at a rate of 6% per year, as payment for the Common Shares. Mr. Hurly also executed and issued to the Company a Promissory Note and Restricted Stock Agreement, each dated December 18, 2000, representing Mr. Hurly's obligation to repay the $437,500. The entire principal amount with interest is due and payable by December 1, 2005, subject to certain mandatory repayment events, including the receipt of any net cash proceeds by Mr. Hurly in connection with his ownership of the Common Shares or transaction to sell the Common Shares, or Mr. Hurly's termination under the Employment Agreement for any reason. According to the terms of the Promissory Note and Restricted Stock Agreement, upon the termination of Mr. Hurly for any reason, Mr. Hurly must offer to sell and the Company must purchase any "unvested" Common Shares held by Mr. Hurly at a purchase price equal to the amount paid by Mr. Hurly for such Common Shares. The vesting of Mr. Hurly's Common Shares occurs as follows: 25% of the Common Shares vested immediately as of Mr. Hurly's first day of employment, and the remainder will vest PRO RATA as of the last day of each calendar month over a 36-month period commencing on the first day of Mr. Hurly's employment. The vesting of the Common Shares may also be accelerated upon termination of Mr. Hurly without cause and in the event of a change of control.

                             COMPENSATION COMMITTEE

       Alan S. Kessman Douglas L. Michels R. Barry Borden Bruce H. Luehrs

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities. Management has primary responsibility for the Company's financial statements and the reporting process, including the system of internal controls. The Audit Committee fulfills its oversight responsibilities, in accordance with a written charter adopted by the Board, by, among other things: reviewing the Company's audited financial statements prior to submission to the public, including discussions with management and the independent public accountants of any significant issues regarding accounting principles, practices and judgments; reviewing the integrity of the Company's financial reporting processes and controls; selecting and evaluating the independent public accountants; and reviewing all relationships between the independent public accountants and the Company.

         In carrying out its responsibilities, the Audit Committee has: (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees"); (iii) discussed the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"); and (iv) discussed with the independent public accountants their independence.

         Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

         Upon recommendation of the Audit Committee, Arthur Andersen LLP acted as independent public accountants for the Company for the fiscal year 2001. However, in light of recent, well-publicized events involving Arthur Andersen

LLP, the Audit Committee and the Board have decided to reconsider the Company's selection of Arthur Andersen LLP as the Company's independent public accountants. As a result, the Board has determined not to seek shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants. Shareholder ratification of the selection of the Company's independent public accountants is not required by the Company's Bylaws, as amended, or other applicable legal requirements. While the Company is continuing to work with Arthur Andersen LLP as its independent public accountants for the financial statement review for the first quarter of 2002, the Board, the Audit Committee and Company management will continue to review and monitor Arthur Andersen LLP's ability to provide high-quality, professional services to the Company. Subject to this review, the Board may either continue to use Arthur Andersen LLP or, if it is determined that such a change would be in the best interest of the Company and its shareholders, the Board will direct the appointment of a different independent accounting firm.

                                 AUDIT COMMITTEE

                 Alan S. Kessman Britton Murdoch R. Barry Borden

AUDIT FEES

         The aggregate fees billed to the Company by Arthur Andersen LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q for the year ended December 31, 2001, were $97,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Arthur Andersen LLP did not perform any services related to financial information systems design and implementation.

ALL OTHER FEES

         Arthur Andersen LLP billed the Company an aggregate of $234,400 in fees for other services rendered to the Company for the year ended December 31, 2001, primarily related to the following:

         o        due diligence services with regard to potential acquisitions;
                  and
         o other matters including assistance with registration statements and consents and accounting consultations.

         Additionally, the Company paid $38,500 to Arthur Andersen LLP, which represented fees for tax compliance and tax consulting services.

         The Audit Committee determined that the services performed by Arthur Andersen LLP other than audit services are not incompatible with Arthur Andersen LLP maintaining its independence.

         A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting.

STOCK PRICE PERFORMANCE GRAPH

         The graph below compares the cumulative total shareholder return on the Company's Common Shares with the cumulative total return on the Nasdaq National Market Composite Index and the Nasdaq National Market Telecommunications Index. The period shown commences on February 8, 2000, the date that the Common Shares were first publicly traded, and ends on December 31, 2001, the end of the Company's last fiscal year. The graph assumes an investment of $100 on February 8, 2000, and the reinvestment of any dividends.

         The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Shares.

                            COMPARISON OF CUMULATIVE
                          TOTAL RETURN TO SHAREHOLDERS
                      FEBRUARY 8, 2000 TO DECEMBER 31, 2001


                     [Graph here] - data represented belwo

                          TOTAL RETURN TO SHAREHOLDERS
                      FEBRUARY 8, 2000 TO DECEMBER 31, 2001


                                          NASDAQ                   NASDAQ
                                        Composite            Telecommunications
                  Fastnet                 Index                    Index
                 ---------------------------------------------------------------
2/8/00                 $100.00           $100.00                  $100.00
2/29/00                 $81.95           $106.08                  $103.48
3/31/00                 $72.92           $103.28                   $99.94
4/30/00                 $37.97            $87.20                   $80.75
5/31/00                  $5.66            $76.81                   $68.45
6/30/00                 $22.56            $89.58                   $78.96
7/31/00                 $13.18            $85.08                   $72.67
8/31/00                 $13.18            $95.01                   $75.41
9/30/00                 $12.03            $82.95                   $66.20
10/31/00                 $7.70            $76.11                   $56.60
11/30/00                 $3.19            $58.68                   $42.02
12/31/00                 $3.01            $55.80                   $42.03
1/31/01                  $7.88            $62.63                   $50.40
2/28/01                  $6.38            $48.60                   $35.77
3/31/01                  $5.66            $41.56                   $29.75
4/30/01                  $4.81            $47.80                   $32.13
5/31/01                  $5.66            $47.67                   $30.63
6/30/01                  $5.72            $48.81                   $28.26
7/31/01                  $5.17            $45.78                   $25.42
8/31/01                  $6.98            $40.78                   $21.83
9/30/01                  $6.50            $33.85                   $18.42
10/31/01                 $5.54            $38.18                   $19.18
11/30/01                 $5.35            $43.60                   $21.86
12/31/01                 $5.72            $44.05                   $21.46





CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On April 4, 2002, the Company acquired Netaxs, Inc., pursuant to the terms of an Agreement and Plan of Reorganization, dated as of April 4, 2002 (the "Merger Agreement"), by and among the Company, FASTNET Merger Corp., a wholly-owned subsidiary of the Company formed for the sole purpose of effecting the acquisition, Netaxs and certain shareholders of Netaxs. As one of the principal shareholders of Netaxs, Mr. Freedman, a member of the Board, received 1,313,842 Common Shares and a promissory note in the amount of $1,105,938. The principal due under the Note accrues interest at a rate of 7.09% and is payable monthly through October 2005. Pursuant to the terms of the Merger Agreement, the Company was required to appoint Mr. Freedman as a member of the Board.

         On September 5, 2001, the Company entered into a Series A Convertible Preferred Stock Purchase Agreement with Edison Venture Fund IV, L.P., and Strattech Partners I, L.P., in connection with the Company's sale of the Series A Preferred Shares (the "Financing"). Pursuant to the Financing, the Company sold an aggregate of 3,296,704 Series A Preferred Shares to Edison and Strattech at a purchase price of $0.91 per share and issued warrants to Edison and Strattech to purchase up to an aggregate of 824,176 Common Shares with an exercise price of $1.27 per share. In addition, under the terms of the Series A Preferred Shares, the holders of the Series A Preferred Shares are entitled to elect two members of the Board, voting as a separate class. The holders of the Series A Preferred Shares elected Mr. Luehrs and Mr. Murdoch as members of the Board pursuant to a unanimous written consent executed prior to the Annual Meeting. Mr. Luehrs is the general partner of Edison and Mr. Murdoch is the managing director of Strattech.

         The Company is in the process of negotiating a consulting services agreement with Strattech Partners, LLC, pursuant to which Strattech would provide management consulting services with respect to financing, business development, mergers and acquisitions issues, and investor relations matters. Mr. Murdoch, a member of the Board, is also the managing director of Strattech. Under the current proposed terms of the agreement, Strattech would receive $6,000 per month, and options to acquire 12,000 Common Shares, 50% of which Common Shares would be distributed to Strattech and the remainder of which would be distributed to certain principals of Strattech. The options would vest at a rate of 4,000 Common Shares per month, and have an exercise price equal to the closing price per Common Share as quoted on the Nasdaq National Market on a date certain to be determined. The consulting agreement would have a 4 month term, automatically renewable for one-month periods unless earlier terminated upon 30 days' prior written notice by either party.

         On November 28, 2000, Tarantella Inc., formerly known as The Santa Cruz Operation, distributed a Request for Quotation (RFQ) for managed hosting services. On December 27, 2000, in response to the RFQ, the Company submitted a bid which was later revised on April 17, 2001. By a purchase order, dated April 30, 2001, Tarantella accepted the Company's bid. The value of the purchase order was not to exceed $150,000. Mr. Michels, a member of the Board, is also the CEO and a member of the board of directors of Tarantella.

         On December 18, 2000, the Company entered into an Employment Agreement with Mr. Hurly. As consideration for the Employment Agreement, in addition to Mr. Hurly's annual compensation, and as described above, the Company sold through a private placement 1,000,000 Common Shares to Mr. Hurly at a price equal to $0.4375 per Share. In order to effect the sale of these 1,000,000 Common Shares to Mr. Hurly, the Company also loaned Mr. Hurly a principal amount of $437,500 with interest at a rate of 6% per year, as payment for the Common Shares. In exchange, Mr. Hurly executed and issued to the Company a Promissory Note and Restricted Stock Agreement, each dated December 18, 2000, representing Mr. Hurly's obligation to repay the $437,500. The amount outstanding on December 31, 2001, was $463,750, which was the largest amount outstanding during the year, and $470,313 was outstanding as of March 31, 2002. The entire principal amount with interest is due and payable by December 1, 2005, subject to certain mandatory repayment events, including the receipt of any net cash proceeds by Mr. Hurly in connection with his ownership of the Common Shares or transaction to sell the Common Shares, or Mr. Hurly's termination under the Employment Agreement for any reason. According to the terms of the Promissory Note and Restricted Stock Agreement, upon the termination of Mr. Hurly for any reason, Mr. Hurly must offer to sell and the Company must purchase any "unvested" Common Shares held by Mr. Hurly at a purchase price equal to the amount paid by Mr. Hurly for such Common Shares. The vesting of Mr. Hurly's Common Shares occurs as follows: 25% of the Common Shares vested immediately as of Mr. Hurly's first day of employment, and the remainder will vest PRO RATA as of the last day of each calendar month over a 36-month period commencing on the first day of Mr. Hurly's employment. The vesting of the Common Shares may also be accelerated upon termination of Mr. Hurly without cause and in the event of a change of control.

         During 2001, the Company paid $35,000 to "A Meeting Place" for professional services related to marketing, advertising and special events. The owner of "A Meeting Place" is Mr. Hurly's wife.

         In August 2001, the Company advanced as a loan $202,000 in funds to a group of executives of the Company. Each of the executives signed a promissory note bearing interest at 3.75%. The promissory notes may be repaid in full or though monthly payments to begin in April 2002. As of December 31, 2001, the executives repaid $58,000 of the promissory notes and $144,000 remained outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's registered equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the Shares and any other equity securities.

         To present date, the Company believes that during the fiscal year ended December 31, 2001, its directors and executive officers complied with all
Section 16 filing requirements, with the exception of the following: (a) Mr. Luehrs, who inadvertently failed to file a timely Form 3 and one Form 4, has since filed a late Form 3 and late Form 4; (b) Mr. Murdoch, who inadvertently failed to file a timely Form 3 and one Form 4, has since filed a late Form 5;
(c) Mr. Hunt, who inadvertently failed to file on one occasion a Form 4, has since filed a late Form 5; (d) Messrs. Hurly, Bielicki, Kessman, Michels, Van Allen, Borden and Farber have filed late Form 5s; and (e) Messrs. Freedman and McClane have filed late Form 3s. In making these statements, the Company has relied solely on its review of copies of reports filed under Section 16(a) furnished to the Company and on written representations of its directors and executive officers. Based on shareholder public filings with the SEC, the Company does not believe any other shareholders are subject to Section 16(a) filing requirements.

SOLICITATION OF PROXIES

         The accompanying proxy card is solicited on behalf of the Board. Following the original mailing of the proxy materials, proxies may be solicited personally by officers and employees of the Company, who will not receive additional compensation for these services. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of Shares.

PROPOSALS OF SHAREHOLDERS FOR THE ANNUAL MEETING AND THE 2003 PROXY STATEMENT

         Under the Company's Bylaws, as amended, any shareholder who wishes to bring any proposal before the Company's 2003 Annual Meeting must give written notice thereof and certain related information to the Secretary of the Company in a timely manner. Notice by a shareholder to be timely with respect to proposals to be presented at an annual meeting must so be received: (i) not less than 120 days prior to the date of the Company's Proxy Statement released to shareholders for the previous year's annual meeting; or (ii) in the event that the Company did not hold an annual meeting the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then within a reasonable time before the Company begins to print and mail its proxy.

         Shareholder proposals intended to be presented at the Annual Meeting to be held in 2003 must be received by the Company no later than January 10, 2003, in order to be included in the Proxy Statement and related proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act. However, if the date of the 2003 Annual Meeting is more than 30 days prior to, or more than 60 days after, the anniversary date of the Annual Meeting, to be timely, a stockholder's notice must be received not earlier than 90 days prior to the 2003 Annual Meeting and not later than the later of (i) 60 days prior to the 2003 Annual Meeting and (ii) 10 days following the day on which notice of the date of the 2003 Annual Meeting was mailed or made public. Proposals should be directed to the Secretary, FASTNET Corporation, Two Courtney Place, Suite 130, 3864 Courtney Street, Bethlehem, Pennsylvania 18017.

         In addition, such proposals must comply with the requirements of Rule 14a-8, as promulgated under Regulation 14A of the Securities Exchange Act, and their inclusion in the proxy statement will be determined pursuant to Rule 14a-8.

         Management does not know of any matters that are likely to be brought before the Annual Meeting other than those referred to in this Proxy Statement. In the event that any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

         The presiding officer at the Annual Meeting may determine that any shareholder proposal is not permissible under or was not made in accordance with the foregoing procedures or is otherwise not in accordance with the law and, if he so determines, such officer may refuse to allow the shareholder proposal to be considered at the Annual Meeting.

         A copy of the Company's 2001 Annual Report to Shareholders, which includes financial statements and related data, accompanies this Proxy Statement.

HOUSEHOLDING

         The Company has adopted this year a new method of delivery for its proxy statements and annual report called "householding." Under this new method, which was recently approved by the SEC, the Company will deliver only one copy of the proxy materials to one or more shareholders who share the same last name and address - and do not participate in electronic delivery - unless such shareholders notify the Company that they wish to continue receiving multiple copies. The Company has adopted the householding method to reduce the amount of duplicative material that its shareholders receive and to lower printing and mailing costs. If you are a registered shareholder who previously received multiple copies and wish to continue to receive multiple copies of the Company's proxy materials at the same address, additional copies will be provided to you upon request. You may request multiple copies by notifying the Company in writing or verbally that you wish to opt out of the householding program at Investor Relations, FASTNET Corporation, Two Courtney Place, Suite 130, 3864 Courtney Street, Bethlehem, Pennsylvania 18017, (610) 267-6700 (ext. 2021). You may opt-out of householding at any time prior to 30 days before the mailing of proxy materials in April of each year. If you own the Company's stock in nominee name (such as through a broker), please notify your broker if you wish to continue to receive multiple copies of the proxy materials.

OTHER MATTERS

         The Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

         It is important that your Shares be represented at the Annual Meeting. Shareholders are urged to complete, sign, date and return promptly the accompanying proxy card in the enclosed envelope.

                                           By Order of the Board of Directors,

                                           /s/  Stephen A. Hurly
                                           -------------------------------------
                                           STEPHEN A. HURLY

     FASTNET
        CORPORATION

                                                   BETHLEHEM, PENNSYLVANIA 18017

PROXY                         FASTNET CORPORATION                          PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned shareholder of FASTNET Corporation (the "Company") hereby appoints Stephen A. Hurly and Stanley F. Bielicki, or either of them (with full power to act alone in the absence of the other and with full power of substitution in each), the proxy or proxies of the undersigned, and hereby authorizes either of them to represent and vote as designated on the reverse, all shares of Common Stock and Series A Convertible Preferred Stock of the Company held of record by the undersigned at the close of business on April 29, 2002, at the Annual Meeting of Shareholders to be held on Friday, June 21, 2002, at the Holiday Inn at Routes 22 and 512, Bethlehem, Pennsylvania 18017, in the Jefferson Room, and at any adjournments thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                    PLEASE COMPLETE, SIGN, DATE AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                               FASTNET CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 21, 2002

              ? Please detach and mail in the envelope provided. ?
--------------------------------------------------------------------------------
[X] PLEASE MARK YOUR VOTES
    AS IN THIS EXAMPLE.

         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  FOR ALL    WITHHOLD ALL

1. Election of      [ ]           [ ]        NOMINEES: Stephen A. Hurly
   Six Directors                                       Sonny C. Hunt
                                                       Douglas L. Michels
                                                       R. Barry Borden
                                                       Alan S. Kessman
                                                       Avraham Freedman

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE SUCH NOMINEE'S NAME FROM THE LIST OF NOMINEES.)

2. In their discretion, the proxy holders are authorized to vote the proxies upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF SIX NOMINEES FOR DIRECTOR PRESENTED UNDER PROPOSAL 1.

CHECK HERE FOR ADDRESS CHANGE       [ ]

CHECK HERE IF YOU PLAN TO
ATTEND THE 2002 ANNUAL MEETING      [ ]


SIGNATURE(S)____________________________________ DATE _________________________
Note: Please sign exactly as name appears hereon. When Shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.